     Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Medical Billing Assistance, Inc. (the Company") on Form 10-QSB for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Michael West , Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Dated: May 13, 2008

By:	/s/ Michael West
Michael West Chief Executive Officer Chief Financial Officer